--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

     SN Insurance Services, Inc.                        STATEMENT NO.   5
                                                 FOR THE PERIOD FROM:   1-Aug-00
                                                                  TO:  31-Aug-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        -----------------------------------------------------------------------------------------
                                          DIP General     DIP Payroll       DIP General        DIP Fiduciary  DIP Cananwill Trust
                                            Account         Account        Account-Chase          Account          Account
                                        -----------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        -----------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $21,858,591.19   $3,700,706.27    $13,904,648.22      $28,980,551.45    $766,173.14

B. Less: Total Disbursements Per
         All Prior Interim Statements    19,900,176.94   $3,289,422.04     $9,000,000.00      $19,700,000.00          $0.00

                                        -----------------------------------------------------------------------------------------
C. Beginning Balance                     $1,958,414.25     $411,284.23     $4,904,648.22       $7,280,551.45    $766,173.14

                                        -----------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                 $3,409,126.63   $3,789,269.17     $3,216,807.98       $2,867,790.62          $0.00

                                        -----------------------------------------------------------------------------------------
E. Balance Available                     $5,367,540.88   $4,200,553.40     $8,123,456.20      $10,148,350.07    $766,173.14

                                        -----------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule             $5,200,060.00   $3,733,144.12     $7,340,000.00       $9,570,000.00    $760,000.00

                                        -----------------------------------------------------------------------------------------
G. Ending Balance                          $167,480.88     $467,409.28       $783,456.20         $578,456.20      $6,173.14

                                        -----------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

      (1)   DIP General Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL1.
                                                    San Francisco, CA 94104

            (b)   Account Number                    15819-20480

      (2)   DIP Payroll Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL.1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15812-20431

      (3)   DIP General Account-Chase

            (a)   Depository Name and Location      Chase Manhattan Bank, 4
                                                    Chase MetroTech Center,
                                                    18th Floor, Brooklyn, N.Y.
                                                    11245

            (b)   Account Number                    323-894964

      (4)   DIP Fiduciary Account

            (a)   Depository Name and Location      Imperial Bank, 228
                                                    Airport Parkway,
                                                    San Jose, CA 95110

            (b)   Account Number                    17-402-536

      (5)   DIP Cananwill Trust Account

            (a)   Depository Name and Location      Imperial Bank, 228
                                                    Airport Parkway,
                                                    San Jose, CA 95110

            (b)   Account Number                    17-402-528

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          Page 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

        SN Insurance Services, Inc.                     STATEMENT NO.   5
                                                 FOR THE PERIOD FROM:   1-Aug-00
                                                                  TO:  31-Aug-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                        ----------------------------------------------------------------------------------------
                                         DIP Operating     DIP WCMA/MLIF  (1) Pre-Petition   (2)Pre-Petition    Pre-Petition
                                           Account            Account       Concentration     Concentration    Payroll Account
                                                                              Account            Account
                                        ----------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ----------------------------------------------------------------------------------------
A. Total Receipts Per All Prior           $203,544.36     $50,657,174.65        $0.00        $4,941,903.92       $116,548.20
   Interim Statements

B. Less: Total Disbursements Per                $0.00            $735.76        $0.00        $4,941,903.92       $116,548.20
         All Prior Interim Statements
                                        ----------------------------------------------------------------------------------------

C. Beginning Balance                      $203,544.36     $50,656,438.89        $0.00                $0.00            $0.00

                                        ----------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                        $0.00     $23,212,514.95        $0.00                $0.00            $0.00

                                        ----------------------------------------------------------------------------------------
E. Balance Available                      $203,544.36     $73,868,953.64        $0.00                $0.00            $0.00

                                        ----------------------------------------------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                    $0.00          $5,110.00        $0.00                $0.00            $0.00

                                        ----------------------------------------------------------------------------------------
G. Ending Balance                         $203,544.36     $73,863,843.84        $0.00                $0.00            $0.00

                                        ----------------------------------------------------------------------------------------

H. ACCOUNT INFORMATION

      (6)   DIP Operating Account

            (a)   Depository Name and Location        Imperial Bank, 228
                                                      Airport Parkway,
                                                      San Jose, CA 95110

            (b)   Account Number                      17-402-344

      (7)   DIP WCMA/MLIF Account

            (a)   Depository Name and Location        Merrill Lynch, 10 West
                                                      Second Street, #400,
                                                      Dayton, Ohio 45402

            (b)   Account Number                      77M07W64

      (8)   Pre-Petition Concentration Account (1)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14172-03510

      (9)   Pre-Petition Concentration Account (2)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14175-03509

      (10)  Pre-Petition Payroll Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      14175-04995

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          Page 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

       SN Insurance Services, Inc.                      STATEMENT NO.   5
                                                 FOR THE PERIOD FROM:   1-Aug-00
                                                                  TO:  31-Aug-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM
-------------------------------------

                                      --------------------------------------------------
                                      (3) Pre-Petition   (4) Pre-Petition   Pre-Petition
                                        Concentration      Concentration      Operating
                                           Account            Account          Account
                                      --------------------------------------------------
CASH ACTIVITY ANALYSIS
                                      --------------------------------------------------
A. Total Receipts Per All Prior           $915,515.91      $6,717,253.96     $203,544.36
   Interim Statements

B. Less: Total Disbursements Per          $915,515.91      $6,717,253.96     $203,544.36
         All Prior Interim Statements
                                        ------------------------------------------------

C. Beginning Balance                            $0.00              $0.00           $0.00

                                        ------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                        $0.00              $0.00           $0.00

                                        ------------------------------------------------
E. Balance Available                            $0.00              $0.00           $0.00

                                        ------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                    $0.00              $0.00           $0.00

                                        ------------------------------------------------
G. Ending Balance                               $0.00              $0.00           $0.00

                                        ------------------------------------------------
                                      -----------------------------------------------------
                                        Pre-Petition      Pre-Petition       Pre-Petition
                                      Cananwill Trust       Fiduciary      Accounts Payable
                                            Acct.            Account            Account
                                      -----------------------------------------------------
CASH ACTIVITY ANALYSIS
                                      -----------------------------------------------------
A. Total Receipts Per All Prior          $766,173.14     $34,083,192.19          $0.00
   Interim Statements

B. Less: Total Disbursements Per         $766,173.14     $34,083,192.19          $0.00
         All Prior Interim Statements
                                      -----------------------------------------------------

C. Beginning Balance                           $0.00              $0.00          $0.00

                                      -----------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                       $0.00              $0.00          $0.00

                                      -----------------------------------------------------
E. Balance Available                           $0.00              $0.00          $0.00

                                      -----------------------------------------------------
F. Less: Disbursements During Period

       Per Attached Schedule                   $0.00              $0.00          $0.00

                                      -----------------------------------------------------
G. Ending Balance                              $0.00              $0.00          $0.00

                                      -----------------------------------------------------

H. ACCOUNT INFORMATION

      (11)  Pre-Petition Concentration Account (3)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      73862-11040

      (12)  Pre-Petition Concentration Account (4)

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn, N.Y.
                                                      11245

            (b)   Account Number                      323-892531

      (13)  Pre-Petition Operating Account

            (a)   Depository Name and Location        Imperial Bank, 228
                                                      Airport Parkway,
                                                      San Jose, CA 95110

            (b)   Account Number                      17-061-429

      (14)  Pre-Petition Cananwill Trust Account

            (a)   Depository Name and Location        Imperial Bank, 228
                                                      Airport Parkway,
                                                      San Jose, CA 95110

            (b)   Account Number                      17-400-738

      (15)  Pre-Petition Fiduciary Account

            (a)   Depository Name and Location        Imperial Bank, 228
                                                      Airport Parkway,
                                                      San Jose, CA 95110

            (b)   Account Number                      17-490-967

      (16)  Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      77850-01186

I. Other Monies On Hand: None